Supermicro Announces Proposed Offering of $1.5 Billion of Convertible Senior Notes due 2029
SAN JOSE, Calif., February. 21, 2024 -(BUSINESS WIRE) -- Super Micro Computer, Inc. (NASDAQ: SMCI) (“Supermicro” or the “Company”), a Total IT Solution Manufacturer for AI, Cloud, Storage, and 5G/Edge, today announced that it intends to offer, subject to market conditions and other factors, $1.5 billion aggregate principal amount of convertible senior notes due 2029 (the “Convertible Notes”). The Convertible Notes are to be offered and sold to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant a 13-day option to the initial purchasers to purchase up to an additional $225.0 million aggregate principal amount of the Convertible Notes.

The Convertible Notes will be senior, unsecured obligations of the Company and will accrue interest payable semi-annually in arrears. The Convertible Notes will mature on March 1, 2029, unless earlier redeemed, repurchased or converted in accordance with their terms prior to such date. Prior to the close of business on the business day immediately preceding September 1, 2028, the Convertible Notes will be convertible only upon the satisfaction of certain conditions and during certain periods, and on and after September 1, 2028, at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date, the Convertible Notes will be convertible regardless of these conditions. The Company will settle conversions by paying or delivering, as applicable, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock at the Company’s election. The initial conversion rate, interest rate and other terms of the Convertible Notes will be determined at the time of pricing in negotiations with the initial purchasers of the Convertible Notes.

In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more financial institutions which may include one or more of the initial purchasers or their affiliates (the “option counterparties”). If the initial purchasers exercise their option to purchase additional Convertible Notes, the Company expects to enter into additional capped call transactions with the option counterparties. The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon conversion of the Convertible Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of the Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of the Convertible Notes or following any repurchase of the Convertible Notes by the Company to the extent the Company elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Convertible Notes, which could affect noteholders’ ability to convert the Convertible Notes, and, to the extent the activity occurs during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Convertible Notes.

The Company expects to use a portion of net proceeds of the offering to fund the cost of entering into the capped call transactions. The Company intends to use the remainder of the net proceeds from the offering for general corporate purposes, including to fund working capital for growth and business expansion. If the initial purchasers exercise their option to purchase additional Convertible Notes, the Company intends to use a portion of the net proceeds from the sale of additional Convertible Notes to fund the cost of entering into additional capped call transactions.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Convertible Notes or the shares of the Company’s common stock issuable upon conversion of the Convertible Notes, if any, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offer of these securities will be made only by means of a private offering memorandum.

The offer and sale of the Convertible Notes and the shares of the Company’s common stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the planned offering. Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “will,” “believes” and words and terms of similar substance used in connection with any discussion identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events and are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, the Company is under no obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. With respect to the planned offering and the capped call transactions, such uncertainties and circumstances include whether the Company will offer the Convertible Notes or consummate the offering, enter into the capped call transactions, the anticipated terms of the Convertible Notes and the capped call confirmations and the use of the net proceeds from the offering. Various factors could also adversely affect the Company’s operations, business or financial results in the future and cause the Company’s actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2023 and December 31, 2023, which are filed with the Securities and Exchange Commission.

About Super Micro Computer, Inc.

Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI, and 5G Telco/Edge IT Infrastructure. We are a Total IT Solutions manufacturer with server, AI, storage, IoT, switch systems, software, and support services. Supermicro's motherboard, power, and chassis design expertise further enables our development and production, enabling next generation innovation from cloud to edge for our global customers. Our products are designed and manufactured in-house (in the US, Taiwan, and the Netherlands), leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power, and cooling solutions (air-conditioned, free air cooling or liquid cooling).

Investor Relations Contact:
Nicole Noutsios
email: ir@supermicro.com